Fiscal Year 2010 Financial Results Conference Call NYSE: SPA September 2010 Exhibit 99.2

Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of
1934, as amended. When used herein, words such as “believe,” “expect,”
“anticipate,” “project,” “plan,” “estimate,” “will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-
looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-
looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-
time in the Company’s filings with the Securities and Exchange Commission.
Safe Harbor Statement
Safe Harbor Statement

• Fiscal Year 2010 Consolidated Results
• 4
th
Quarter Segmented Operating Results
• Liquidity & Capital Resources
• Mission & Fiscal Year 2011 Key Imperatives
• Growth Initiatives
• Delphi Medical Acquisition
• Fiscal Year 2011 Outlook
• Q & A
Today’s Agenda
Today’s Agenda

Fiscal Year 2010 Consolidated Financial Results
Fiscal Year 2010 Consolidated Financial Results
($ in 000’s, except per share)
2010 2009
Net Sales $  173,977 $  221,871
Gross Profit        26,583        15,886
Gross Margin 15.3% 7.2%
Restructuring / Impairment Charges          4,076          7,008
Operating Income (Loss)          5,722       (11,257)
Operating Margin 3.3% -5.1%
Income Tax Expense (Benefit)         (1,916)          1,787
Net Income (Loss) $      7,440 $  (15,753)
Net Profit Margin 4.3% -7.1%
Earnings (Loss) per share, basic and diluted
0.75 -1.61
Fiscal year ending June 30

Fiscal Year 2010 Consolidated Financial Results
Fiscal Year 2010 Consolidated Financial Results
($ in 000’s, except per share)
2010 2009
Net Sales $  173,977 $  221,871
Gross Profit        26,583        15,886
Gross Margin 15.3% 7.2%
Restructuring / Impairment Charges          4,076          7,008
Operating Income (Loss)          5,722       (11,257)
Operating Margin 3.3% -5.1%
Income Tax Expense (Benefit)         (1,916)          1,787
Net Income (Loss) $      7,440 $  (15,753)
Net Profit Margin 4.3% -7.1%
Earnings (Loss) per share, basic and diluted
0.75 -1.61
Fiscal year ending June 30

Fiscal Year 2010 Consolidated Financial Results
Fiscal Year 2010 Consolidated Financial Results
($ in 000’s, except per share)
2010 2009
Net Sales $  173,977 $  221,871
Gross Profit        26,583        15,886
Gross Margin 15.3% 7.2%
Restructuring / Impairment Charges          4,076          7,008
Operating Income (Loss)          5,722       (11,257)
Operating Margin 3.3% -5.1%
Income Tax Expense (Benefit)         (1,916)          1,787
Net Income (Loss) $      7,440 $  (15,753)
Net Profit Margin 4.3% -7.1%
Earnings (Loss) per share, basic and diluted
0.75 -1.61
Fiscal year ending June 30

Fiscal Year 2010 Consolidated Financial Results
Fiscal Year 2010 Consolidated Financial Results
($ in 000’s, except per share)
2010 2009
Net Sales $  173,977 $  221,871
Gross Profit        26,583        15,886
Gross Margin 15.3% 7.2%
Restructuring / Impairment Charges          4,076          7,008
Operating Income (Loss)          5,722       (11,257)
Operating Margin 3.3% -5.1%
Income Tax Expense (Benefit)         (1,916)          1,787
Net Income (Loss) $      7,440 $  (15,753)
Net Profit Margin 4.3% -7.1%
Earnings (Loss) per share, basic and diluted
0.75 -1.61
Fiscal year ending June 30

Medical Operating Results
Medical Operating Results
SEGMENT 2010
% of Total
2009
% Change
2010
% of Total
2009
% Change
Medical $    13,282
33%
$    17,413
-24%
$    64,424
37%
$    64,393
0%
EMS         12,420
31%
        25,173
-51%
       57,423
33%
     127,002
-55%
DSS         17,193
43%
        18,672
-8%
       63,853
37%
       42,289
51%
Eliminations         (2,882)
-7%
        (2,491)
16%
     (11,723)
-7%
     (11,813)
-1%
Totals $    40,013
100%
$    58,767
-32%
$ 173,977
100%
$ 221,871
-22%
SEGMENT 2010
GP %
2009
GP %
2010
GP %
2009
GP %
Medical $       1,732
13.0%
$       2,602
14.9%
$      8,603
13.4%
$      7,793
12.1%
EMS             (216)
-1.7%
        (2,163)
-8.6%
         2,133
3.7%
         1,448
1.1%
DSS           3,991
23.2%
          4,101
22.0%
       15,847
24.8%
         6,645
15.7%
Totals $       5,507
13.8%
$       4,540
7.7%
$    26,583
15.3%
$    15,886
7.2%
Fiscal Year Sales
Fiscal Year Gross Profit
4th Quarter Sales
4th Quarter Gross Profit

EMS Operating Results
EMS Operating Results
SEGMENT 2010
% of Total
2009
% Change
2010
% of Total
2009
% Change
Medical $    13,282
33%
$    17,413
-24%
$    64,424
37%
$    64,393
0%
EMS         12,420
31%
        25,173
-51%
       57,423
33%
     127,002
-55%
DSS         17,193
43%
        18,672
-8%
       63,853
37%
       42,289
51%
Eliminations         (2,882)
-7%
        (2,491)
16%
     (11,723)
-7%
     (11,813)
-1%
Totals $    40,013
100%
$    58,767
-32%
$ 173,977
100%
$ 221,871
-22%
SEGMENT 2010
GP %
2009
GP %
2010
GP %
2009
GP %
Medical $       1,732
13.0%
$       2,602
14.9%
$      8,603
13.4%
$      7,793
12.1%
EMS             (216)
-1.7%
        (2,163)
-8.6%
         2,133
3.7%
         1,448
1.1%
DSS           3,991
23.2%
          4,101
22.0%
       15,847
24.8%
         6,645
15.7%
Totals $       5,507
13.8%
$       4,540
7.7%
$    26,583
15.3%
$    15,886
7.2%
Fiscal Year Sales
Fiscal Year Gross Profit
4th Quarter Sales
4th Quarter Gross Profit

DSS Operating Results
DSS Operating Results
SEGMENT 2010
% of Total
2009
% Change
2010
% of Total
2009
% Change
Medical $    13,282
33%
$    17,413
-24%
$    64,424
37%
$    64,393
0%
EMS         12,420
31%
        25,173
-51%
       57,423
33%
     127,002
-55%
DSS         17,193
43%
        18,672
-8%
       63,853
37%
       42,289
51%
Eliminations         (2,882)
-7%
        (2,491)
16%
     (11,723)
-7%
     (11,813)
-1%
Totals $    40,013
100%
$    58,767
-32%
$ 173,977
100%
$ 221,871
-22%
SEGMENT 2010
GP %
2009
GP %
2010
GP %
2009
GP %
Medical $       1,732
13.0%
$       2,602
14.9%
$      8,603
13.4%
$      7,793
12.1%
EMS             (216)
-1.7%
        (2,163)
-8.6%
         2,133
3.7%
         1,448
1.1%
DSS           3,991
23.2%
          4,101
22.0%
       15,847
24.8%
         6,645
15.7%
Totals $       5,507
13.8%
$       4,540
7.7%
$    26,583
15.3%
$    15,886
7.2%
Fiscal Year Sales
Fiscal Year Gross Profit
4th Quarter Sales
4th Quarter Gross Profit

Liquidity & Capital Resources
Liquidity & Capital Resources
($ in '000)
Jun-09 Sep-09 Dec-09 Mar-10 Jun-10
Cash and equivalents 36,261 20,718 12,012 16,144 30,589
LOC Availability 1,490    3,990    15,461 15,868 16,897
Total 37,751 24,708 27,473 32,012 47,486
($ in '000)
Jun-09 Sep-09 Dec-09 Mar-10 Jun-10
Credit Revolver 15,500 -         -         -         -
Long Term Debt 3,400    -         -         -         -
Astro Owners 2,031    2,031    1,029    1,029    -
IRB (Ohio) 2,028    2,000    1,973    1,945    1,917
Total 22,959 4,031    3,002    2,974    1,917
($ in '000)
Jun-09 Sep-09 Dec-09 Mar-10 Jun-10
Net Inventory 38,435 35,454 31,888 28,808 26,514
Cash Availability
Debt
Inventory

Mission
Mission
Sparton is a supplier of complex and reliable electronic
and electro-mechanical products, sub-assemblies and
related services to the highly regulated Medical,
Defense & Security, and Aerospace markets.
We do this by leveraging design, prototyping, and
manufacturing expertise to be the premier partner in our
markets of interest.

1. Deploy a Long Term Vision and Strategy
2. Sustain Profitable Growth
3. Achieve Best-In-Class Operational Performance
4. Develop, and Maintain a Strong, Lean, Highly Competent Organization
5. Deploy an Optimized IT Infrastructure and System
6. Effectively Communicate and Serve the Interest of Sparton Employees,
Current Shareholders, Customers, Suppliers, and Potential Investors
Fiscal Year 2011 Key Imperatives
Fiscal Year 2011 Key Imperatives

Growth Initiatives
Growth Initiatives
Diagnosis and implementation
of the operational and financial
turnaround.
Continued turnaround actions
and development of the
Strategic Growth Plan.
Continued implementation of
the Strategic Growth Plan.

• Acquired certain assets of Delphi Medical Systems for $8.0 million in Aug 2010
• Not expected to result in the recognition of goodwill
• Projected annual revenue of approximately $32 million with a new and diversified customer base
• Provides immediate entry into the high growth Therapeutic Devices market
• Expansion of Sparton Medical Systems into a western geographic footprint will enable it to serve existing and future West Coast customers more proficiently
• Enhances Sparton’s business development activities with the addition of personnel and associated manufacturing representative relationships
• Synergistic operational opportunities have been identified within all of Sparton’s existing business units
Delphi Medical Acquisition
Delphi Medical Acquisition

• Focus on sustained profitability
• Implement the strategic growth plan
– Anticipate modest organic revenue growth
– Enhance the Business Development organization and its efforts
– Develop and launch a new marketing strategy
– Invest in new product development
• Complete the integration of Delphi Medical Systems
• Continue to look at complementary and compatible acquisitions
Fiscal 2011 Outlook
Fiscal 2011 Outlook

17 Q & A Q & A